EXHIBIT 10.5

                         JOINDER TO SECURITY AGREEMENT


                                 October 1, 2004

         The undersigned party hereby joins in the execution of that certain Guaranty and Security Agreement dated as of July 29, 2004 (as the same may be amended, restated, supplemented or otherwise modified an in effect from time to time, the "GUARANTY AND SECURITY AGREEMENT") by and among Infocrossing, Inc., a Delaware corporation, Infocrossing Southeast, Inc., a Georgia corporation formerly know as Amquest, Inc., ETG, Inc., a Delaware corporation, Infocrossing Services, Inc., a Delaware corporation, Infocrossing Services Southeast, Inc., a Georgia corporation formerly known as Amquest Services, Inc., Infocrossing West, Inc., a California corporation formerly know as ITO Acquisition Corporation, Infocrossing Services West, Inc., a California corporation, and each other Person that becomes an Obligor thereunder after the date and pursuant to the terms thereof, to and in favor of CapitalSource Finance LLC, a Delaware limited liability company, as Agent. By executing this Joinder to Guaranty and Security Agreement, the undersigned hereby agrees that it is a Guarantor and an Obligor thereunder with the same force and effect as if originally named therein as a Guarantor and an Obligor and agrees to be bound by all of the terms and provisions of the Guaranty and Security Agreement. Each reference to a Guarantor or an Obligor in the Guaranty and Security Agreement shall be deemed to include the undersigned. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Guaranty and Security Agreement.

         The undersigned hereby represents and warrants to the Agent that:

         (a) the undersigned does not own any Commercial Tort Claim except for those disclosed on Schedule 2(d) hereto;

         (b) the principal place of business and chief executive office of the undersigned is as set forth on Schedule 5(a) hereto;

         (c) the undersigned has not, in the past four months, changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 5(a) hereto;

         (d) the location of all Collateral owned by the undersigned is as shown on Schedule 5(b) hereto;

         (e) except as set forth in Schedule 5(h) hereto, none of the undersigned's Copyrights, Patents or Trademarks is the subject of any licensing or franchise agreement; and

         (f) Schedule 5(h) hereto lists all of the undersigned's Copyright Licenses, Copyrights, Patent Licenses, Patents, Trademark Licenses and Trademarks.

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         IN WITNESS WHEREOF, the undersigned has duly executed this Joinder to
Guaranty and Security Agreement as of the date first written above.



                           INFOCROSSING HEALTHCARE SERVICES, INC., a Delaware corporation formerly known as Verizon Information Technologies Inc.

                           By:      /s/ Zach Lonstein
                                    -----------------
                                    Name:    Zach Lonstein
                                    Title:   Chief Executive Officer